UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Amerant Bancorp Inc. (the “Company”) held its 2023 annual meeting of shareholders (the "Annual Meeting"). There were 26,252,169 shares of Class A voting common stock of the Company present or represented by proxy at the Annual Meeting, constituting approximately 87.48% of the 30,009,231 outstanding shares of Class A voting common stock on April 13, 2023, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect directors to serve until the 2024 annual meeting of shareholders. Each nominee received the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Gerald P. Plush	19,738,204	302,437	345,538	5,865,990
Pamella J. Dana	19,494,866	546,943	344,370	5,865,990
Miguel A. Capriles L.	19,897,183	327,563	161,433	5,865,990
Samantha Holroyd	19,901,804	346,377	137,998	5,865,990
Erin D. Knight	20,021,572	29,787	334,820	5,865,990
Gustavo Marturet M.	19,691,002	557,242	137,935	5,865,990
John A. Quelch	19,862,311	190,549	333,319	5,865,990
John W. Quill	19,837,025	181,736	367,418	5,865,990
Ashaki Rucker	20,020,483	28,066	337,630	5,865,990
Oscar Suarez	19,913,465	335,239	137,475	5,865,990
Millar Wilson	20,007,862	229,473	148,844	5,865,990

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as a director until the 2024 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”) — Say-on-Pay received the following votes:

For	Against	Abstain	Broker Non-Vote
17,150,399	3,212,208	23,572	5,865,990

At the Annual Meeting, the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers — Say-on-Pay.

Proposal No. 3: To vote, on a non-binding, advisory basis, on the frequency of voting on the compensation of the Company’s named executive officers (“Frequency on Say-on-Pay”) — Frequency on Say-on-Pay received the following votes:

1 Year	2 Years	3 Years	Abstain
17,673,625	16,168	2,678,792	17,594

Based on the votes set forth above, the shareholders selected a frequency of every year. Considering these voting results, the Company will include a Say-on-Pay vote in the Company’s proxy materials each year until the next advisory Frequency on Say-on-Pay vote required by applicable law.

Proposal No. 4: The proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 received the following votes:

For	Against	Abstain	Broker Non-Vote
26,220,967	20,841	10,361	---

At the Annual Meeting, the shareholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Item 8.01. Other Events.

On June 7, 2023, the Board of Directors of the Company (the “Board”) unanimously reappointed Gerald (“Jerry”) P. Plush to serve as Chairman of the Board. The Board also unanimously reappointed Pamella J. Dana to serve as Lead Independent Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2023	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Corporate Secretary